JPMORGAN TRUST II

(the “Trust”)

J.P. Morgan U.S. Equity Funds

JPMorgan Equity Index Fund

(All Share Classes)

(the “Fund”)

Supplement dated June 1, 2016

to the Prospectus and Summary Prospectus dated November 1, 2015, as supplemented

Changes to Investment Advisory Agreement effective September 1, 2016.

The Board of Trustees of the Trust has approved changes to the investment advisory fee of the Fund as set forth below. Effective September 1, 2016 (the “Effective Date”), the advisory fee for the Fund, which is currently 0.25%, will be changed to 0.04%.

In connection with this change, the sections “Annual Fund Operating Expenses” and “Example” in the Fund’s prospectus and summary prospectus will be replaced by the following on the Effective Date:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.04%	0.04%	0.04%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.44	0.41	0.40
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.19 [1]	0.16	0.15 [1]

Total Annual Fund Operating Expenses	0.73	1.20	0.44
Fee Waivers and Expense Reimbursements[2]	(0.28)	(0.00)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.45	1.20	0.20

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency and transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45%, 1.20% and 0.20%, respectively, of their average daily net assets. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 8/31/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 08/31/2017 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	569	719	884	1,359
CLASS C SHARES ($)	222	381	660	1,455
SELECT CLASS SHARES ($)	20	117	222	531

SUP-EIND-616

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	569	719	884	1,359
CLASS C SHARES ($)	122	381	660	1,455
SELECT CLASS SHARES ($)	20	117	222	531

Changes to Additional Fee and Expense Information. In connection with the change to the investment advisory agreement, the section “Additional Fee and Expense Information” in the Fund’s prospectus will be replaced with the following:

NON-REDUCED RATE FUNDS
	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Equity Index Fund	Class A	0.45%	0.73%
	Class C	1.20%	1.20%
	Select Class	0.20%	0.44%

JPMorgan Equity Index Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
August 31, 2017	$569	-0.51%	-0.94%	-0.94%	$122	5.00%	3.80%	3.80%
August 31, 2018	74	4.46	3.29	4.27	127	10.25	7.74	3.80
August 31, 2019	77	9.68	7.70	4.27	132	15.76	11.84	3.80
August 31, 2020	80	15.17	12.30	4.27	137	21.55	16.09	3.80
August 31, 2021	84	20.93	17.10	4.27	142	27.63	20.50	3.80
August 31, 2022	87	26.97	22.10	4.27	147	34.01	25.08	3.80
August 31, 2023	91	33.32	27.31	4.27	153	40.71	29.83	3.80
August 31, 2024	95	39.99	32.75	4.27	159	47.75	34.77	3.80
August 31, 2025	99	46.99	38.41	4.27	165	55.13	39.89	3.80
August 31, 2026	103	54.34	44.32	4.27	171	62.89	45.20	3.80

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended August 31, 2017) would be as follows:

Annual Cost	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
August 31, 2017	$20	5.00%	4.80%	4.80%
August 31, 2018	47	10.25	9.58	4.56
August 31, 2019	49	15.76	14.58	4.56
August 31, 2020	52	21.55	19.80	4.56
August 31, 2021	54	27.63	25.26	4.56
August 31, 2022	56	34.01	30.98	4.56
August 31, 2023	59	40.71	36.95	4.56
August 31, 2024	62	47.75	43.19	4.56
August 31, 2025	64	55.13	49.72	4.56
August 31, 2026	67	62.89	56.55	4.56

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE